


                                                                         TRADE          AFFILIATED
        FUND NAME                     SECURITY DESCRIPTION                DATE     PRINCIPAL UNDERWRITER
        ---------          ------------------------------------------ ----------- ----------------------
   Short Term Bond Fund           Centerpoint Hous CNP 7 3/1/14          01/06/09 Wells Fargo Securities
     Income Plus Fund             Devon Energy DVN 6.3 1/15/19           01/06/09 Wells Fargo Securities
   Short Term Bond Fund          Delhaize Group DELH 5 7/8 2/14          01/27/09  Wachovia Securities
Government Securities Fund    Bank of America Corp BAC 2.1 4/30/12       01/27/09 Wells Fargo Securities
     High Income Fund         Chesapeake Energy Corp CHK9.5 2/15/15      01/28/09   Wachovia Securites
  Strategic Income Fund       Chesapeake Energy Corp CHK9.5 2/15/15      01/28/09   Wachovia Securites
   Short Term Bond Fund         Altria Group Inc. MO 7 3/4 2/6/14        02/03/09  Wachovia Securities
   Short Term Bond Fund           McKesson Corp MCK 6.5 2/15/14          02/09/09  Wachovia Securities
     High Income Fund           Denbury Resource DNR 9.75 3/1/16         02/10/09  Wachovia Securities
  Strategic Income Fund         Denbury Resource DNR 9.75 3/1/16         02/10/09  Wachovia Securities
   Short Term Bond Fund        Hewlett Packard Co. HPQ 4.75 6/2/14       02/23/09 Wells Fargo Securities
     Income Plus Fund               ITT Corp ITT 6.125 5/1/19            04/28/09      Wells Fargo
     High Income Fund          Ingles Mkts Inc. IMKTA 8.875 17-15        04/30/09        Wachovia
  Strategic Income Fund        Ingles Mkts Inc. IMKTA 8.875 17-15        04/30/09        Wachovia
     High Income Fund         Ameristar Casinos Inc. ASCA 9.25 6/14      05/12/09        Wachovia
  Strategic Income Fund       Ameristar Casinos Inc. ASCA 9.25 6/14      05/12/09        Wachovia
     High Income Fund              MGM Mirage MGM 11.125 11/17           05/14/09        Wachovia
  Strategic Income Fund            MGM Mirage MGM 11.125 11/17           05/14/09        Wachovia
     High Income Fund           Apria Healthcare AHG 11.25 11/14         05/21/09        Wachovia
  Strategic Income Fund         Apria Healthcare AHG 11.25 11/14         05/21/09        Wachovia
 Ultra Short Income Fund        Hewlett Packard Co HPQ Float 5/11        05/21/09        Wachovia
   Short Term Bond Fund         Hewlett Packard Co HPQ Float 5/11        05/21/09        Wachovia
     High Income Fund              Pride Intl PDE 8.5 6/15/19            05/28/09        Wachovia
     High Income Fund              Tesoro Corp TSO 9.75 6/1/19           06/02/09        Wachovia
  Strategic Income Fund            Tesoro Corp TSO 9.75 6/1/19           06/02/09        Wachovia
     Income Plus Fund            Express Scripts ESRX 7.25 6/19          06/04/09        Wachovia
     High Income Fund           US Oncology Inc. USON 9.125 8/17         06/04/09        Wachovia
  Strategic Income Fund         US Oncology Inc. USON 9.125 8/17         06/04/09        Wachovia
     Income Plus Fund           US Oncology Inc. USON 9.125 8/17         06/04/09        Wachovia

                                                                 UNDERWRITING
                                                                    SPREAD /
                                                                 COMMISSION
                               EXECUTING     PURCHASE SHARES/PAR      PER
        FUND NAME                BROKER       PRICE     AMOUNT       SHARE
        ---------          ----------------- -------- ---------- ------------
   Short Term Bond Fund      Credit Suisse    $ 99.98  3,000,000    0.60%
     Income Plus Fund             UBS         $ 99.70  1,825,000    0.65%
   Short Term Bond Fund          CHSI         $ 99.67  2,000,000    0.60%
Government Securities Fund  Bank of America   $ 99.97 36,000,000    0.30%
     High Income Fund             DB          $ 95.07    940,000    1.63%
  Strategic Income Fund           DB          $ 95.07     60,000    1.63%
   Short Term Bond Fund          CHSI         $ 99.84  2,000,000    0.60%
   Short Term Bond Fund     Bank of America   $ 99.94  2,000,000    0.60%
     High Income Fund            CHSI         $ 92.82    470,000    2.00%
  Strategic Income Fund          CHSI         $ 92.82     30,000    2.00%
   Short Term Bond Fund           DB          $ 99.99  1,275,000    0.35%
     Income Plus Fund            CHSI         $ 99.86  1,730,000   0.650%
     High Income Fund       Bank of America   $ 96.55    475,000   1.750%
  Strategic Income Fund     Bank of America   $ 96.55     25,000   1.750%
     High Income Fund       Bank of America   $ 97.10    955,000   2.000%
  Strategic Income Fund     Bank of America   $ 97.10     45,000   2.000%
     High Income Fund       Bank of America   $ 97.34    955,000   2.250%
  Strategic Income Fund     Bank of America   $ 97.34     45,000   2.250%
     High Income Fund       Bank of America   $ 97.05  2,285,000   0.000%
  Strategic Income Fund     Bank of America   $ 97.05    115,000   0.000%
 Ultra Short Income Fund    Morgan Stanley    $100.00  3,000,000   0.150%
   Short Term Bond Fund     Morgan Stanley    $100.00  2,000,000   0.150%
     High Income Fund            GSHY         $ 99.64  2,000,000   0.960%
     High Income Fund            CHSI         $ 96.17    955,000   2.000%
  Strategic Income Fund          CHSI         $ 96.17     45,000   2.000%
     Income Plus Fund            FBCO         $ 99.33  1,715,000   0.650%
     High Income Fund            MSCO         $ 97.93    885,000   1.875%
  Strategic Income Fund          MSCO         $ 97.93     40,000   1.875%
     Income Plus Fund            MSCO         $ 97.93     75,000   1.875%

     High Income Fund           Interface Inc. IFSIA11.375 11/13         06/01/09        Wachovia
  Strategic Income Fund         Interface Inc. IFSIA11.375 11/13         06/01/09        Wachovia
     High Income Fund           Penn Virginia Co. PVA 10.375 6/16        06/10/09        Wachovia
  Strategic Income Fund         Penn Virginia Co. PVA 10.375 6/16        06/10/09        Wachovia
     High Income Fund            Cinemark USA CNK 8.625 6/15/19          06/16/09        Wachovia
  Strategic Income Fund          Cinemark USA CNK 8.625 6/15/19          06/16/09        Wachovia
     High Income Fund            Limited Brands LTD 8.5 6/15/19          06/16/09        Wachovia
  Strategic Income Fund          Limited Brands LTD 8.5 6/15/19          06/16/09        Wachovia
     Income Plus Fund            Lorillard Tobacco 8.125 6/23/19         06/18/09        Wachovia
     High Income Fund              Solocup SOLOC 10.5 11/1/13            06/24/09        Wachovia
  Strategic Income Fund            Solocup SOLOC 10.5 11/1/13            06/24/09        Wachovia
     Income Plus Fund            Torchmark Corp TMK9.25 6/15/19          06/25/09        Wachovia
     High Income Fund             RSC Equipment RRR 10 7/15/17           06/26/09      Wells Fargo
     High Income Fund            Bill Barrett BBG 9.875 7/15/16          06/30/09        Wachovia
  Strategic Income Fund          Bill Barrett BBG 9.875 7/15/16          06/30/09        Wachovia
     High Income Fund            Freedom Group In GUN 10.25 8/15         07/15/09      Wells Fargo
  Strategic Income Fund          Freedom Group In GUN 10.25 8/15         07/15/09      Wells Fargo
     High Income Fund              HCA Inc. HCA 7.875 2/15/20            07/29/09      Wells Fargo
  Strategic Income Fund            HCA Inc. HCA 7.875 2/15/20            07/29/09      Wells Fargo
     Income Plus Fund        International Paper Co. IP 7.5 8/15/21      08/03/09      Wells Fargo
     Income Plus Fund             Credit Suisse CS 5.3 8/13/19           08/10/09      Wells Fargo
   Short Term Bond Fund    Federal Realty Investment FRT 5.95 8/15/14    08/10/09      Wells Fargo
     High Income Fund             Sprint Nextel S 8.375 8/15/17          08/10/09      Wells Fargo
  Strategic Income Fund           Sprint Nextel S 8.375 8/15/17          08/10/09      Wells Fargo
     High Income Fund              Ball Corp BLL 7.375 9/1/19            08/11/09      Wells Fargo
     High Income Fund         Penn National Gaming Penn 8.375 19-17      08/10/09      Wells Fargo
  Strategic Income Fund       Penn National Gaming Penn 8.375 19-17      08/10/09      Wells Fargo
   Short Term Bond Fund        Watson Pharmeceuticals WPI5 8/15/14       08/18/09      Wells Fargo
     Income Plus Fund        Watson Pharmeceuticals WPI6.125 8/15/19     08/18/09      Wells Fargo
     High Income Fund             Ferrell Gas FGP 9.125 10/1/17          09/09/09      Wells Fargo
  Strategic Income Fund           Ferrell Gas FGP 9.125 10/1/17          09/09/09      Wells Fargo

     High Income Fund       Bank of America   $ 96.30    955,000   2.500%
  Strategic Income Fund     Bank of America   $ 96.30     45,000   2.500%
     High Income Fund            CHSI         $ 97.00    475,000   2.750%
  Strategic Income Fund          CHSI         $ 97.00     25,000   2.750%
     High Income Fund            BARC         $ 97.56    955,000   2.000%
  Strategic Income Fund          BARC         $ 97.56     45,000   2.000%
     High Income Fund            CHSI         $ 96.75    955,000   2.250%
  Strategic Income Fund          CHSI         $ 96.75     45,000   2.250%
     Income Plus Fund            BZWS         $100.00  2,000,000   0.000%
     High Income Fund        Goldman Sachs    $ 97.93    240,000   2.250%
  Strategic Income Fund      Goldman Sachs    $ 97.93     10,000   2.250%
     Income Plus Fund      Sun Trust Capital  $100.00  1,695,000   0.825%
     High Income Fund        Deutche Bank     $ 97.32    500,000   2.000%
     High Income Fund       Bank of America   $ 95.17    480,000   2.250%
  Strategic Income Fund     Bank of America   $ 95.17     20,000   2.250%
     High Income Fund       Bank of America   $ 97.83    190,000    2.50%
  Strategic Income Fund     Bank of America   $ 97.83     10,000    2.50%
     High Income Fund          JP Morgan      $ 98.25  1,915,000    1.75%
  Strategic Income Fund        JP Morgan      $ 98.25     85,000    1.75%
     Income Plus Fund       Bank of America   $ 99.92  1,000,000    0.68%
     Income Plus Fund        Credit Suisse    $ 99.92  1,640,000    0.45%
Short Term Bond Fund           JP Morgan      $ 99.15  1,000,000    0.60%
     High Income Fund          JP Morgan      $ 98.58    955,000    1.75%
  Strategic Income Fund        JP Morgan      $ 98.58     45,000    1.75%
     High Income Fund        Goldman Sachs    $ 97.41    500,000    1.50%
     High Income Fund        Deutche Bank     $100.00    955,000    2.00%
  Strategic Income Fund      Deutche Bank     $100.00     45,000    2.00%
Short Term Bond Fund        Bank of America   $ 99.59  1,670,000    1.13%
     Income Plus Fund       Bank of America   $ 99.80  3,000,000    1.13%
     High Income Fund             JPM         $ 98.60    955,000    2.25%
  Strategic Income Fund           JPM         $ 98.60     45,000    2.25%

     High Income Fund          Qwest Communications QUS 8 10/1/15        09/14/09      Wells Fargo
  Strategic Income Fund        Qwest Communications QUS 8 10/1/15        09/14/09      Wells Fargo
     High Income Fund          Concho Resources CXO 8.625 10/17-15       09/15/09      Wells Fargo
  Strategic Income Fund        Concho Resources CXO 8.625 10/17-15       09/15/09      Wells Fargo
     Income Plus Fund             Unum Group UNM 7.125 9/30/16           09/25/09      Wells Fargo
     Income Plus Fund          L-3 Communications LLL 5.2 10/15/19       09/29/09      Wells Fargo
     High Income Fund           Cincinnati Bell CBB 8.25 10/15/17        09/30/09      Wells Fargo
  Strategic Income Fund         Cincinnati Bell CBB 8.25 10/15/17        09/30/09      Wells Fargo
  Strategic Income Fund                     GEO Group                   10/7/2009      Wells Fargo
     Income Plus Fund                Diamond Offshore Drill             10/5/2009      Wells Fargo
  Strategic Income Fund                    Viasat Inc.                 10/19/2009      Wells Fargo
     High Income Fund                       GEO Group                   10/7/2009      Wells Fargo
     High Income Fund                      Viasat Inc.                101/19/2009      Wells Fargo
   Short Term Bond Fund                   TD Ameritrade                11/20/2009      Wells Fargo
 Ultra Short Income Fund                  TD Ameritrade                11/20/2009      Wells Fargo
     High Income Fund                   Antero Resources               11/12/2009      Wells Fargo
     Income Plus Fund                        CA Inc.                    11/9/2009      Wells Fargo
     High Income Fund                       Toys R Us                  11/10/2009      Wells Fargo
   Short Term Bond Fund                   Equifax Inc.                  11/4/2009      Wells Fargo

     High Income Fund          Citigroup      $ 98.24  2,865,000    1.50%
  Strategic Income Fund        Citigroup      $ 98.24    135,000    1.50%
     High Income Fund             JPM         $ 98.58    955,000    2.50%
  Strategic Income Fund           JPM         $ 98.58     45,000    2.50%
     Income Plus Fund       Morgan Stanley    $100.00  2,225,000    0.90%
     Income Plus Fund       Bank of America   $ 99.64  1,680,000    0.85%**
     High Income Fund       Morgan Stanley    $ 98.56  4,770,000    2.00%
  Strategic Income Fund     Morgan Stanley    $ 98.56    230,000    2.00%
  Strategic Income Fund     Bank of America   $ 98.55     25,000    2.25%
     Income Plus Fund             JPM         $ 99.34  1,850,000    0.88%
  Strategic Income Fund           JPM         $ 98.76     25,000    2.50%
     High Income Fund       Bank of America   $ 98.55    475,000    2.25%
     High Income Fund             JPM         $ 98.76    475,000    2.50%
   Short Term Bond Fund     Bank of America   $ 99.90  1,500,000    0.35%
 Ultra Short Income Fund    Bank of America   $ 99.90  3,500,000    0.35%
     High Income Fund             JPM         $ 99.30    475,000    2.50%
     Income Plus Fund             JPM         $ 99.16  2,000,000    0.65%
     High Income Fund       Bank of America   $ 98.57    950,000    2.00%
   Short Term Bond Fund        SunTrust       $ 99.79  2,000,000    0.60%